EXHIBIT 10.13

微球内放射治疗癌症项目合作意向书

甲方： China PharmaHub Corp.（美国新药合博公司）

乙方： 成都中核高通同位素股份有限公司（中核高通）

背景信息：

China PharmaHub Corp.（美国新药合博公司）有限公司是一家从事生物医药和医疗器械技术转移的专业公司。在美国与生物医药行业的大学、科研机构、企业有广泛的合作关系，是许多生物医药技术和产品拥有机构在中国推广的代理公司，拥有牢固的技术资源。根据公司的业务规划，将长期重点开拓中国市场，目前正在与中国的政府部门、大学、技术转移机构和企业商谈合作，建立合作关系。公司也计划在中国寻找有实力、有背景的机构作为公司的业务代理，协助公司开展中国业务。

成都中核高通同位素股份有限公司（以下简称“中核高通”）是2002 年由中国核动力研究设计院作为主发起人，联合多家单位共同发起成立的高新技术企业。

中核高通以中国核动力研究设计院为依托，致力于核应用技术的产业化。经过 20 多年的发展，先后开发出国内第一枚 ^{60}Co 医疗源、第一枚 ^{60}Co 工业辐照源，第一套 ^{60}Co 伽玛刀源、世界上第一条凝胶型 ^{99m}Tc 发生器，碘[^{131}I]干法生产工艺国内首创……。建成了放射性药物及密封放射源生产线二十余条，可为用户提供放射性药物、放射

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化学品及标准密封放射源三十余种，还可以为客户定制 ^{60}Co、^{192}Ir、^{75}Se、^{137}Cs 等各类非标密封放射源；与此同时，也培养了一支高水平的同位素、放射性药物、放射源研发、生产专业技术队伍。中核高通拥有 B(U)型密封放射源运输容器、最大贮源能力为 500 万居里的五个贮源水井、7 类危险品专业运输车队以及专业的核技术服务队伍，能为用户提供放射源倒装、放射性物质运输、退役放射源回收、核技术利用设施退役等一系列完整服务。

微球治疗癌症是一种内放射疗法（Brachytherapy）。它是选择一种较弱的、辐射距离较短的放射源，把放射源置于病变器官内，从而使病灶得到高剂量的辐射，但对临近的正常组织的损害小。该疗法使用的是一种放射性微球，直径 20 － 53 微米之间、含有可被中子激活的元素，经激活后可发射治疗所需的射线、具有生物相容性，对人体无毒无害、化学稳定性高，在人体内环境中不会因微球溶解而泄漏放射性同位素。

微球内放射治疗的优势在于：

- 局部化治疗 ---- 小范围放射性物质
- 更大剂量投入病灶
- 更高癌细胞杀伤率
- 更少副作用 ---- 减少患者不适感觉
- 院外治疗
- 更低的治疗费用

以微球治疗原发性肝癌为例，钇 90 微球治疗晚期肝癌已获得美

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国 FDA 批准。

美国新药合博与中核高通经过多次的接触和商谈，就双方合作从美国引进微球治疗技术、原料和设备，并在中国推广微球治疗癌症技术和产品达成项目合作意向。为此，双方特签订本合作意向书。

一、　双方一致同意，合作在中国开展微球治疗癌症产品和技术的推广应用。共同努力使该技术获得中国药监局（SFDA）的使用许可。

二、　双方同意先以微球治疗原发性肝癌项目作为初始合作方向，然后再将该技术推广到治疗其它癌症领域。甲方负责从美国引进微球材料和技术，并保证其技术经过权威机构认可。

三、　乙方将充分利用其内放射治疗领域的所有资源，如辐射技术、辐射产品存储运输、放射医疗机构、政府资源等，为微球治疗癌症项目在中国的推广提供支持。

四、　双方同意在条件成熟的时候，合资创建一家专门从事微球治疗癌症技术推广和运营的公司，以便项目的顺利实施和技术的快速推广。

五、　双方的合作内容属商业机密，在未经对方同意的情况下，不得向第三方泄露项目合作与技术信息。

六、　双方同意尽快提供对方所需的项目技术和商业资料，并签订保密协议。尽快制定项目实施计划，并签订具体合作协议。

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本合作协议一式两份，由双方代表签字后生效，甲乙双方各执一份，具有同等法律效力。

签名：

China PharmaHub Corp.（美国新药合博公司）有限公司

名称：China PharmaHub Corp

电话：+001 (909)_843-6388

邮编：91765

传真：+001 (877) 849-9553

签名：

成都中核高通同位素股份有限公司

公司地址：中国成都市一环路南三段 28 号科技开发楼 B 座

邮政编码： 610041

Postal code：610041

联系电话：028-85904385、85904073

2010-9-28

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Letter of Intent

( The Application of Glass Microspheres to Treat Cancer )

The first party: China PharmaHub Corp.( PharmaHub)

The second party: Chengdu Gaotong Isotope Co., Ltd. (CNNC)

Background

China PharmaHub Corp.("PharmaHub") is a global biotechnology company specializing in technology transfer in bio-pharmacy and medical devices. PharmaHub has close collaboration with partners from universities, companies, research centers in the field of American bio-pharmacy. With solid technical resources, it is the agency company to promote business in China for many pharmaceutical and medical companies. The company plans to emphasis on developing Chinese market for a long time. Currently it is negotiating with Chinese governments, universities, technology transfer institutions and enterprises to establish partnership. The company also plans to find agents with powerful organizations in China, to help conduct business in China.

Chengdu Gaotong Isotope Co., Ltd. (CNNC), hereinafter referred to as CNGT, is a high-tech enterprise established in 2002 by the main initiator Nuclear Power Institute of China.

Taking full advantage of resource superiority of Nuclear Power Institute of China, CNGT applies itself to industrialization of nuclear technology application. In the past twenty years, CNGT took the lead in successfully developing the production technologies of both Gel-type Technetium-99m Generator in the world and Iodine-131 by dry distillation in China. The first Cobalt-60 Teletherapy Source, Cobalt-60 Industrial Irradiation Source and Cobalt-60 Gamma Knife Therapy Source in China were fabricated by CNGT. More than twenty production facilities of radiopharmaceutical and sealed radioactive sources were completed. CNGT has B(U) sealed radioactive source transportation containers and five wells with storage capability of max. 5million curies Cobalt-60. CNGT can produce not only more than thirty species of radiopharmaceutical, radiochemicals and standard sealed radioactive sources but also non-standard sealed radioactive sources of Cobalt-60, Iridium-192, Selenium-75, Cesium-137, etc.. CNGT has well-trained and certificated professionals for Class 7 dangerous goods transportation and nuclear technology service. CNGT has sufficient ability to provide good services for sealed radioactive sources loading and unloading, radioactive material transporting, spent sealed radioactive sources reclaiming and nuclear application facilities decommissioning, etc..

The application of glass microsphere to treat cancer is a kind of brachytherapy, also known as internal radiotherapy. Irradiated Microsphere is a popular form treating Hepatocellular Carcinoma (HCC), or primary malignancy (cancer) of the liver. It uses a weaker, shorter range radiation source for the in-situ irradiation of the tumor. Consequently, larger doses of radiation can be used, and damage to adjacent healthy tissue is minimized. The irradiated microspheres used for brachytherapy have diameters ranging from 20 to 53 micrometers. These microspheres contain a neutron activatable element which can emit desired radiation by neutron activation. The microspheres are biocompatible. They are chemically durable so that none of radioisotope is released in the biological environment due to the dissolution of microspheres.

The advantages of microspheres to treat primary liver cancer are:

Treatment is localized --- shorter range radiation.

Larger dose of radiation is delivered to diseased organs.

Higher probability of destroying cancer cells is achieved.

Fewer side effects --- minimized the unpleasant feeling of
patients.

Outpatient treatment

Lower treatment costs

90Y microspheres have been approved by FDA to treat patients with secondary liver cancer.

On the basis of several potential contacts and negotiations, Chengdu Gaotong Isotope Co., Ltd. and China PharmaHub Corp. identified cooperative intentions to introduce glass microspheres technology, raw materials and equipment from America and spread glass microspheres technology and products to treat cancer in China. Both sides agree to sign the Letter of Intent:

I.     Both sides agree to make concerted efforts to promote the spread and application of glass microspheres technology and products to treat cancer in China. Both sides make concerted efforts to get license from State Food and Drug Administration, China.

II.        Both sides agree to start cooperation intention from using glass microspheres to treat liver cancer, then spread this technology into other cancer treatment. China PharmaHub Corp. is responsible for introducing raw materials and technology of glass microspheres from America, and ensure that the technology get permission from related authoritative institutions.

III. Chengdu Gaotong Isotope Co., Ltd. will take full advantage of its resources in the field of radiation therapy, such as radiation technology, storage and transportation of radiative products, radiation medical institutions, government support, to support the spread of glass microspheres technology to treat cancer.

IV.        Both sides agree to establish a company specializing in spreading and running glass microspheres technology to treat cancer at the right time, so as to guarantee the smooth-running and rapid application of the project.

V.        The cooperation contents are confidential. Without permission from both sides, the information of cooperation and technology should not be disclosed to any third party.

VI. Both sides agree to provide required technology and data as soon as possible, and sign Non-disclosure Agreement. Both sides agree to make application plan and sign detailed cooperation agreement.

The Letter of Intent will have two copies, which shall be effective upon signing by the representatives of both Parties. Each Party shall keep the original version. Both versions are equally valid.

Signature:

China Pharm ub Corp.

Tel: +001 (909)_843-6388

Address: 20955 Pathfinder Road, Suite 100, Diamond Bar, California, U.S.A

Postal code: 91765

Fax: +001 (877) 849-9553

Signature:

Chengdu Gaotong Isotope Co., Ltd. (CNNC)

Address : Science & Technology Development Building B, No.28 South Third Section, Yihuan Road, Chengdu, P.R. of China.

Postal code: 610041

Tel: 028-85904385, 8590407